UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): June 13, 2022

Winvest Group Ltd.

(Exact name of registrant as specified in its charter)

Nevada	000-56204	27-2052033
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

50 West Liberty Street Suite 880, Reno NV 89501

(Address of principal executive offices (zip code))

(775) 996-0288

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a - 12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13d-4(c))

Securities registered pursuant to Section 12(b) of the Act: None

Securities registered pursuant to Section 12(g) of the Act: Common stock

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.001 par value per share	WNLV	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On June 13, 2022, the Board of Directors of Winvest Group Limited (the “Company”) appointed Khiow Hui Lim to the Corporation’s Board of Directors.

Ms. Khiow Hui Lim, age 48, Co-founder and executive producer of TCG and IQI, hail from Melaka, Malaysia, Khiow Hui Lim began her career at the Media Resources Center in Wichita, Kansas, which was a subsidiary and syndication station of The Discovery Channel. Starting as a production assistant, she rose to become a segment producer and eventually a full-fledged producer for the station. In 1997, Khiow Hui Lim was hired by Fox Television Network (FOX 24/UPN), now a division of iHeart MEDIA, to produce and direct public service announcements (PSAs) for the Midwest region. In 2011, Khiow Hui Lim founded iQiMedia that helps advertising agencies, new media companies and S&P 500 to create intuitive experiences for a diverse range of new emerging media. She has worked with global renown advertising agencies, new media companies and managed brands like AIG, AT&T, Toyota, Caesars Entertainment Corporation, Tencent, Apple, Sony Entertainment, Ogilvy, Dentsu and more. At IQI, she has managed feature film production, commercial and interactive development, budgets of up to $40 million and overseen union production crews of more than 80 people. A native of Malaysia, Khiow Hui Lim holds a BA in Electronic Arts from Wichita State University. Khiow Hui Lim also one of the core production team players at Miles Partnership for the VisitTheUSA.com—the official tourism bureau for the United States—helping to deliver tailored content for the both domestic and international Asian market. In 2016, Khiow Hui Lim produced her first feature film, Alien Code, a sci-fi thriller starring Mary McCormack, Azura Skye, Richard Schiff and Kyle Gallner. Now available on most streaming platforms. Other Hollywood credits include projects like Sony PlayStation 2’s Rise to Honor–Jet Li, the SAG Awards’ Hollywood Hits Broadway segment and post-production editorial work on Resident Evil 5 & 6 and the Oscar-winning film Crash.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

(d)	Exhibits.

Exhibit Number	Description
99.1	Resolutions for appointment of director

SIGNATURES

In accordance with the requirements of the Exchange Act, the registrant caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

WINVEST GROUP LTD.

Date: June 14, 2022	/s/ Jeffrey Wong Kah Mun
	By:	Jeffrey Wong Kah Mun, Chief Executive Officer

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